SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 8, 2012

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02    Results of Operations and Financial Condition.

On March 8, 2012, Dynegy Inc. (“Dynegy”) issued a press release announcing its fourth quarter and year-end 2011 financial results and appointment of a new Chief Accounting Officer.  A copy of Dynegy’s March 8, 2012 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference.  Dynegy management will hold an investor call at 9 a.m. ET on Thursday, March 8, 2012 to review its fourth quarter and 2011 annual financial results and related information.  A live simulcast of the conference call, together with the related presentation materials, will be available as soon as practicable in the Investor Relations section of Dynegy’s website (www.dynegy.com) and will remain accessible until the date Dynegy’s first quarter 2012 financial results are available.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In this Form 8-K, we discuss the non-GAAP financial measures included in the press release, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why we believe these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used.  Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the press release.

EBITDA Measures.  We believe EBITDA and Adjusted EBITDA provide a meaningful representation of our operating performance.  We consider EBITDA as another way to measure financial performance on an ongoing basis.  Adjusted EBITDA is meant to reflect the operating performance of our power generation fleet; consequently, it excludes the impact of mark-to-market accounting, impairment charges and gains and losses on sales of assets, which could be considered “non-operating” or “non-core” in nature, and includes the contributions of those plants classified as discontinued operations.  Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine our ability to fund capital expenditures, assess performance against our peers and evaluate overall financial performance, we believe they provide useful information for our investors.  In addition, many analysts, fund managers and other stakeholders that communicate with us typically request our financial results in an EBITDA and Adjusted EBITDA format.

“EBITDA” — We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” — We define “Adjusted EBITDA” as EBITDA adjusted to exclude (1) gains or losses on the sale of assets, (2) the impacts of mark-to-market changes on economic hedges related to our generation portfolio, and (3) the impact of impairment charges and certain other costs such as those associated with the internal reorganization, including those charges and costs embedded in losses from unconsolidated investments on our consolidated statements of operations.

•             As prescribed by the SEC, when EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy Inc.  It can be reconciled using the following calculation: Net income (loss) plus Income tax expense (benefit), Interest expense and Depreciation and amortization expense.

•             Because management does not allocate interest expense and income taxes on a segment level, the most directly comparable GAAP financial measure to EBITDA when performance is discussed on a segment level or plant level is Operating income (loss).

Cash Flow Measure.  Our non-GAAP Cash Flow measure may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since it may not include deductions for mandatory debt service requirements and other non-discretionary expenditures.  We believe, however, that our non-GAAP Cash Flow measure is useful because it measures the cash generating ability of our operating asset-based energy business relative to our capital expenditure obligations and financial performance.  However, this non-GAAP Cash Flow measure does not have a standardized definition; therefore, it may not be possible to compare this financial measure with other companies’ cash flow measures having the same or similar names.

•            “Free Cash Flow” — We define “Free Cash Flow” as cash flow from operations less maintenance and environmental capital expenditures.  The most directly comparable GAAP financial measure to such measure is cash flow from operations.

We believe that the historical non-GAAP measures and any forward-looking non-GAAP measures disclosed in our filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance.  However, there can be no assurance that the assumptions made in preparing any forward-looking non-GAAP numbers will prove accurate, and actual results may be materially greater or less than those contained in any forward-looking non-GAAP numbers.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP.  These non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in our earnings release and schedules attached thereto, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Directors.

Also on March 8, 2012, Dynegy announced that J. Clinton Walden, currently Vice President — Accounting, will be named Vice President and Chief Accounting Officer effective March 9, 2012. In this capacity, Mr. Walden will serve as Dynegy’s Principal Accounting Officer and will be responsible for management of Dynegy’s financial and operational accounting function and external reporting functions, as well as Dynegy’s accounting policies and procedures.

Prior to joining Dynegy, Mr. Walden, 44, was with Sirius Solutions, L.L.L.P. where he served as a Director since March 2010.  Mr. Walden served as an Executive Director of J.P. Morgan from December 2008 to March 2010.  From December 2005 to December 2008, Mr. Walden served as Managing Director of Bear Stearns.  From June 2000 to September 2005, Mr. Walden served as a Senior Director of Enron Corp. and as a Senior Manager of Arthur Andersen, LLP from January 1991 to June 2000.

Mr. Walden was not appointed pursuant to any arrangement or understanding between himself and any other person.  There are no relationships between Mr. Walden and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Chief Accounting Officer position is currently held by Carolyn J. Stone who will be named Senior Vice President — Financial Planning and Analysis effective March 9, 2012.  In her new role, Ms. Stone will be responsible for the strategic planning, analytics, and financial planning functions.

Item 7.01    Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

This Current Report on Form 8-K and the press release contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01    Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated March 8, 2012, announcing results of operations and appointment of J. Clinton Walden as Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 8, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated March 8, 2012, announcing results of operations and appointment of J. Clinton Walden as Chief Accounting Officer